EXHIBIT 99.1

ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of February 15, 2007

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Asia & Pacific Rim
Middle East/India
ENSCO 50	F&G L-780 Mod II-C	300	British Gas	Low 170's	India	Jan. 09	Plus cost adjustments and unpriced option
ENSCO 53	F&G L-780 Mod II-C	300	British Gas	Mid 170's	India	Jan. 08	Plus cost adjustments and unpriced option
ENSCO 54	F&G L-780 Mod II-C	300	Ras Gas	Mid 50's	Qatar	Feb. 08	Will enter shipyard late Feb. 07 for approximately 30 days, on day rate
ENSCO 76	MLT Super 116-C	350	Saudi Aramco	Low 100's	Saudi Arabia	Sep. 08	Two 1-year options, mid 120's to high 130's
ENSCO 84	MLT 82 SD-C	250	Maersk	Mid 160's	Qatar	Nov. 09	Plus cost adjustments
ENSCO 88	MLT 82 SD-C	250	Ras Gas	Mid 60's	Qatar	Dec. 07	Three 5-well options, high 70's to low 100's
ENSCO 94	Hitachi 250-C	250	Ras Gas	Mid 50's	Qatar	Feb. 09	Rate increases Aug. 07 to high 50's, and one 7-well option, low 60's
ENSCO 95	Hitachi 250-C	250	Saudi Aramco	Mid 70's	Saudi Arabia	Nov. 08	Two 1-year options, mid 80's to mid 90's
ENSCO 96	Hitachi 250-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Dec. 08	One 1-year option, mid 90's
ENSCO 97	MLT 82 SD-C	250	Saudi Aramco	Low 80's	Saudi Arabia	Oct. 07	Three 1-year options, low 90's to low 110's
Southeast Asia/Australia
ENSCO 51	F&G L-780 Mod II-C	300	Shell	Low 100's	Brunei	Jan. 08	Rate adjusts to average market rate every six months, (next adj. Jul. 07)
ENSCO 52	F&G L-780 Mod II-C	300	Petronas Carigali	Low 110's	Malaysia	Nov. 07	Next expect to work to Nov. 10, low 160's plus cost adjustments
ENSCO 56	F&G L-780 Mod II-C	300	Shell	Mid 80's	New Zealand	Nov. 07	Plus cost adjustments, and option at average market rate, then expect to work for approximately one month, mid 140's, and unpriced options
ENSCO 57	F&G L-780 Mod II-C	300	Petronas Carigali	Mid 160's	Malaysia	Dec. 09	Plus cost adjustments
ENSCO 67	MLT 84-CE	400	En route		Indonesia	Mar. 07	Next to ConocoPhillips to Nov. 07, high 140's, and unpriced options
ENSCO 104	KFELS MOD V-B	400	CHOC	High 220's	Malaysia	Oct. 07	Plus cost adjustments. Next to BP in Indonesia, 6-months at mid 220's, 6-months at mid 230's, and priced 290-day option, mid 250's plus cost adjustments
ENSCO 106	KFELS MOD V-B	400	Apache	High 180's	Australia	Mar. 08	Rate increases Mar. 07 to mid 260's plus cost adjustments, and unpriced option
ENSCO 107	KFELS MOD V-B	400	KNOC	Mid 110's	Vietnam	Aug. 07	Plus cost adjustments, rate increases mid Apr. 07 to mid 220's. Next to Origin in New Zealand to Mar. 08, mid 180's, and 3 one-well same-rate options, plus cost adjustments; then to OMV to Dec. 08, low 200's plus cost adjustments, and unpriced options
ENSCO 108	KFELS MOD V-B	400	Under construction		Singapore	Apr. 07	Next to BP in Indonesia to Apr. 08, mid 170's, rate increases late Oct. 07 to low 180's, and options Apr. 08 to Oct 08, mid 190's, then to Apr. 09, low 200's, and 1-year unpriced option
ENSCO I	Barge Rig		Total	Low 50's	Indonesia	Apr. 07
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of February 15, 2007

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Europe & Africa North Sea
ENSCO 70	Hitachi K1032N	250	ATP	Mid 190's	UK	Aug. 07	Plus cost adjustments. Next to DONG in Denmark, two wells, market or mutually agreed rate, and well to well unpriced options
ENSCO 71	Hitachi K1032N	225	Maersk	Mid 90's	Denmark	Aug. 07	One 1-year option, low 100's
ENSCO 72	Hitachi K1025N	225	Total	High 190's	Netherlands	Dec. 07	Plus cost adjustments, and unpriced option
ENSCO 80	MLT 116-CE	225	ConocoPhillips	Mid 190's	UK	Dec. 07	Plus cost adjustments, and 4 one-well options at same rate through 07
ENSCO 85	MLT 116-C	225	Newfield	Mid 190's	UK	Jul. 07	Plus cost adjustments
ENSCO 92	MLT 116-C	225	BP	High 160's	UK	Jan. 08	Plus cost adjustments, and unpriced option
ENSCO 101	KFELS MOD V-A	400	Tullow	Low 270's	UK	Jun. 07	Plus cost adjustments
ENSCO 102	KFELS MOD V-A	400	ConocoPhillips	Mid 150's	UK	Jul. 07	Rate increases Apr. 07 to high 270's plus cost adjustments, and unpriced options (sublet to DONG in Denmark Nov. 06 to May 07, then to BG for one well in UK, low 270's plus cost adjustments)
Africa
ENSCO 100	MLT 150-88-C	350	ExxonMobil	Mid 140's	Nigeria	May 07	Plus cost adjustments, and unpriced option. Next expect to work in North Sea for 1-year, mid 250's to mid 260's, plus cost adjustments, and unpriced options
North & South America
Gulf of Mexico Jackups
ENSCO 60	Levingston 111-C	300	Tarpon	Mid 110's	Gulf of Mexico	Mar. 07	Next to shipyard for repairs for approximately 14 days
ENSCO 68	MLT 84-CE	400	Chevron	Mid 180's	Gulf of Mexico	Mar. 07
ENSCO 74	MLT Super 116-C	400	Nexen	Mid 140's	Gulf of Mexico	Nov. 07	Rate increases May 07 to mid 180's
ENSCO 75	MLT Super 116-C	400	Hydro GOM	Mid 180's	Gulf of Mexico	Mar. 07
ENSCO 81	MLT 116-C	350	Walter	Mid 80's	Gulf of Mexico	Feb. 07
ENSCO 82	MLT 116-C	300	Chevron	Low 90's	Gulf of Mexico	Mar. 07
ENSCO 83	MLT 82 SD-C	250	Shipyard		Gulf of Mexico	May 07
ENSCO 86	MLT 82 SD-C	250	Samson	Low 110's	Gulf of Mexico	Apr. 07	Next to Santos to Oct. 07, low 150's, and unpriced option
ENSCO 87	MLT 116-C	350	Newfield	Low 90's	Gulf of Mexico	Mar. 07
ENSCO 89	MLT 82 SD-C	250	Bois d'Arc	Low 90's	Gulf of Mexico	Apr. 07	Plus unpriced options
ENSCO 90	MLT 82 SD-C	250	Apache	Mid 120's	Gulf of Mexico	Apr. 07
ENSCO 93	MLT 82 SD-C	250	Hunt Oil	Low 90's	Gulf of Mexico	Feb. 07	Market rate
ENSCO 98	MLT 82 SD-C	250	Stone Energy	Mid 110's	Gulf of Mexico	Jul. 07
ENSCO 99	MLT 82 SD-C	250	Samson	Low 90's	Gulf of Mexico	Apr. 07
ENSCO 105	KFELS MOD V-B	400	Apache	Mid 120's	Gulf of Mexico	Feb. 07	Next to shipyard, and then to mobilize in Apr. to Tunisia for up to 24-month program with British Gas, low 200's plus cost adjustments, and unpriced options
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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ENSCO INTERNATIONAL INCORPORATED Contract Status of Offshore Rig Fleet As of February 15, 2007

Statements contained in this Contract Status of Offshore Rig Fleet report including information regarding the Company's estimated rig availability, contract duration or future day rates, customers or contract status are forward-looking statements. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include references to estimated rig availability, future day rates, customers, contracts or rig utilization. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The factors that could cause actual results to differ materially from those in the forward-looking statements include the following: (i) renegotiation or adjustment of day rates (ii) timing of completion of work in progress, (iii) actual duration of wells, (iv) letter of intent or contract cancellations; (v) early contract termination, (vi) actual timing of contract term completion, (vii) finalization, modifications or termination of commitments made verbally or by letters of intent, (viii) new contracts or contract extensions, and (ix) the operational and other risks described from time to time in the Company's SEC filings. Copies of such filings may be obtained at no charge by contacting the Company's Investor Relations Department at 214-397-3045 or the investor relations section of the Company's website at http://www.enscous.com.

All information in this rig status release is as of date posted. The Company undertakes no duty to update the contents of this Contract Status of Offshore Rig Fleet report or any forward-looking statement contained therein to conform the statement to actual results or to reflect changes in the Company's expectations.

						Est. Avail/
		Water				Contract
Rig Name	Design	Depth	Customer/Status	Day Rate	Location	Change	Comments

Semisubmersibles
ENSCO 7500	Dynamically Positioned	8000	Chevron	Mid 190's	Gulf of Mexico	Feb. 10	Rate increases Feb. 08 to low 350's and Feb. 09 to low 380's plus cost adjustments, and 1-year unpriced option
ENSCO 8500	Dynamically Positioned	8500	Under construction		Singapore	2Q 08	Contracted in Gulf of Mexico to Anadarko, Dominion, Kerr McGee to 3Q 12, low 250's plus cost adjustments & lump sum payment of $20 million, and four 1-year same-rate options
ENSCO 8501	Dynamically Positioned	8500	Under construction		Singapore	1Q 09	Contracted in Gulf of Mexico to Nexen and Noble Energy to 4Q 12, low 330's plus cost adjustments, and unpriced options
ENSCO 8502	Dynamically Positioned	8500	Under construction		Singapore	4Q 09
South America
ENSCO 69	MLT 84-S	400	ConocoPhillips	Mid 70's	Venezuela	Sep. 07	Four 1-well options, low 70's plus cost adjustments
Note: Highlighted/underlined rig names signify changes in rig status information from the previous month.
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